                                                                    EXHIBIT 99.2

--------------------------------------------------------------------------------------------------------------------
                                                                 Initial   Subsequent    Maximum    Minimum
                     Number        Current       % of    Loan   Periodic    Periodic    Mortgage   Mortgage    Gross
                    of Loans       Balance       Pool     Age      Cap        Cap         Rate       Rate     Margin
--------------------------------------------------------------------------------------------------------------------
ARM 2/28              3,075    476,434,295.11    61.82     1     3.0000      1.0000      14.3140    7.3571    5.7505
--------------------------------------------------------------------------------------------------------------------
ARM 3/27                249     41,557,123.79     5.39     1     3.0000      1.0000      13.9512    6.9974    5.3417
--------------------------------------------------------------------------------------------------------------------
ARM 5/1                   2        431,683.22     0.06     1     3.0000      3.0000      12.5648    7.5648    5.1389
--------------------------------------------------------------------------------------------------------------------
ARM 6ML                   8      1,695,163.64     0.22     1     1.0000      1.0000      12.4101    5.4101    4.6258
--------------------------------------------------------------------------------------------------------------------
FIX 10 YR                 7        602,253.05     0.08     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
FIX 15 YR               406     32,991,387.33     4.28     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
FIX 20 YR                52      6,689,805.66     0.87     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
FIX 25 YR                 7        745,888.65     0.10     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
FIX 30 YR               954    148,955,564.22    19.33     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
FIX 30/15 Balloon       617     60,580,249.77     7.86     1          0           0            0         0         0
--------------------------------------------------------------------------------------------------------------------
Total:                5,377    770,683,414.44   100.00     1     2.0202      0.6761       9.6355    4.9436     3.856
--------------------------------------------------------------------------------------------------------------------

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar 2003-2
AFC Schedule to Call
Assumes the following Indices:

1 ML = 20%
6 ML = 20%

Period
 Total     Date      AFC
------   --------   -----
   0     06/26/03
   1     07/25/03   16.93%
   2     08/25/03   16.71%
   3     09/25/03   16.93%
   4     10/25/03   17.33%
   5     11/25/03   17.41%
   6     12/25/03   17.83%
   7     01/25/04   17.94%
   8     02/25/04   18.22%
   9     03/25/04   18.86%
  10     04/25/04   18.84%
  11     05/25/04   19.32%
  12     06/25/04   19.50%
  13     07/25/04   20.01%
  14     08/25/04   20.21%
  15     09/25/04   20.58%
  16     10/25/04   21.10%
  17     11/25/04   21.34%
  18     12/25/04   21.88%
  19     01/25/05   22.14%
  20     02/25/05   22.56%
  21     03/25/05   21.00%
  22     04/25/05   18.33%
  23     05/25/05   16.22%
  24     06/25/05   14.34%
  25     07/25/05   15.15%
  26     08/25/05   15.10%
  27     09/25/05   15.28%
  28     10/25/05   15.71%
  29     11/25/05   15.67%
  30     12/25/05   16.53%
  31     01/25/06   16.62%
  32     02/25/06   16.83%
  33     03/25/06   15.90%
  34     04/25/06   13.24%
  35     05/25/06   11.58%
  36     06/25/06    9.06%
  37     07/25/06    9.53%
  38     08/25/06    9.12%
  39     09/25/06    9.10%
  40     10/25/06    9.39%
  41     11/25/06    9.07%
  42     12/25/06    9.81%
  43     01/25/07    9.62%
  44     02/25/07    9.60%
  45     03/25/07   10.61%
  46     04/25/07    9.56%
  47     05/25/07    9.87%
  48     06/25/07    9.94%
  49     07/25/07   10.39%
  50     08/25/07   10.04%
  51     09/25/07   10.03%
  52     10/25/07   10.35%
  53     11/25/07   10.01%
  54     12/25/07   10.37%
  55     01/25/08   10.03%
  56     02/25/08   10.02%
  57     03/25/08   10.70%
  58     04/25/08   10.00%
  59     05/25/08   10.32%
  60     06/25/08   10.01%
  61     07/25/08   10.34%
  62     08/25/08   10.00%
  63     09/25/08    9.99%
  64     10/25/08   10.31%
  65     11/25/08    9.96%
  66     12/25/08   10.28%
  67     01/25/09    9.94%
  68     02/25/09    9.93%
  69     03/25/09   10.98%
  70     04/25/09    9.91%
  71     05/25/09   10.23%
  72     06/25/09    9.89%
  73     07/25/09   10.21%
  74     08/25/09    9.87%
  75     09/25/09    9.86%
  76     10/25/09   10.18%
  77     11/25/09    9.84%
  78     12/25/09   10.16%
  79     01/25/10    9.82%
  80     02/25/10    9.81%
  81     03/25/10   10.85%
  82     04/25/10    9.79%
  83     05/25/10   10.11%
  84     06/25/10    9.77%
  85     07/25/10   10.09%
  86     08/25/10    9.75%
  87     09/25/10    9.75%
  88     10/25/10   10.06%
  89     11/25/10    9.73%
  90     12/25/10   10.04%
  91     01/25/11    9.71%
  92     02/25/11    9.70%
  93     03/25/11   10.73%
  94     04/25/11    9.69%
  95     05/25/11

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2
Preliminary Swap Notional Balance as a Percentage of Outstanding Bond Balance 5/13/2003

Bond Balance is Based on Pricing Speed
Fixed = 20% HEP
ARM = 28% CPR

Period                   Swap            Bond         Swap as a % of
Total      Date        Balance          Balance        Bond Balance
------   ---------   -----------   ----------------   --------------
   0     27-Feb-03   850,000,000   1,477,500,000.00        57.53%
   1     25-Mar-03   850,000,000   1,454,635,715.05        58.43%
   2     25-Apr-03   850,000,000   1,424,766,533.40        59.66%
   3     25-May-03   850,000,000   1,394,816,504.99        60.94%
   4     25-Jun-03   850,000,000   1,364,763,524.12        62.28%
   5     25-Jul-03   850,000,000   1,334,590,252.71        63.69%
   6     25-Aug-03   850,000,000   1,304,284,219.58        65.17%
   7     25-Sep-03   850,000,000   1,273,837,803.97        66.73%
   8     25-Oct-03   850,000,000   1,243,248,237.95        68.37%
   9     25-Nov-03   850,000,000   1,212,517,918.43        70.10%
  10     25-Dec-03   850,000,000   1,182,048,616.89        71.91%
  11     25-Jan-04   850,000,000   1,152,132,466.71        73.78%
  12     25-Feb-04   850,000,000   1,122,970,271.44        75.69%
  13     25-Mar-04   850,000,000   1,094,542,721.77        77.66%
  14     25-Apr-04   850,000,000   1,066,831,010.06        79.68%
  15     25-May-04   850,000,000   1,039,816,817.14        81.75%
  16     25-Jun-04   850,000,000   1,013,482,299.49        83.87%
  17     25-Jul-04   850,000,000     987,810,076.73        86.05%
  18     25-Aug-04   850,000,000     962,783,219.46        88.29%
  19     25-Sep-04   850,000,000     938,385,237.45        90.58%
  20     25-Oct-04   725,000,000     914,600,068.07        79.27%
  21     25-Nov-04   600,000,000     891,412,065.08        67.31%
  22     25-Dec-04   475,000,000     868,805,987.72        54.67%
  23     25-Jan-05   325,000,000     846,766,990.06        38.38%
  24     25-Feb-05   325,000,000     825,280,656.84        39.38%
  25     25-Mar-05   325,000,000     804,332,866.66        40.41%
  26     25-Apr-05   325,000,000     783,909,882.16        41.46%
  27     25-May-05   325,000,000     763,998,336.03        42.54%
  28     25-Jun-05   325,000,000     744,585,206.71        43.65%
  29     25-Jul-05   325,000,000     725,657,809.29        44.79%
  30     25-Aug-05   325,000,000     707,203,786.75        45.96%
  31     25-Sep-05   325,000,000     689,211,101.31        47.16%
  32     25-Oct-05   250,000,000     671,668,026.14        37.22%
  33     25-Nov-05   175,000,000     654,563,137.20        26.74%
  34     25-Dec-05   100,000,000     637,885,305.29        15.68%
  35     25-Jan-06             0     621,623,688.40         0.00%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar Swaps                                                          [LOGO]
2003-02                                                                Wachovia
5/7/2003                                                              Securities

              Monthly      Notional    Maturity
  Swaps     Fixed Rate      Amount       Date
---------   ----------   -----------   ---------
1 SW032MS     1.8700%    125,000,000   2/25/2005
2 SW034MS     1.9600%    125,000,000   3/25/2005
3 SW036MS     1.9450%    125,000,000   4/25/2005
4 SW038MS     1.8000%    150,000,000   5/25/2005
5 SW033MS     2.4400%     75,000,000   2/25/2006
6 SW035MS     2.5050%     75,000,000   3/25/2006
7 SW037MS     2.4990%     75,000,000   4/25/2006
8 SW039MS     2.3600%    100,000,000   5/25/2006
                         -----------
                         850,000,000
                         ===========

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                                         [LOGO]
Senior Sub - Floating Rate Bonds                                       Wachovia
PRELIMINARY Bond Sizing                                               Securities

                                                                           Collateral
                                                        ---------------------------------------------------------
                                                                                         Balloon Adj.
                                      Assumptions            Balance               WAC           WAM
-----------------------------         --------------    ---------------------------------------------------------
Settlement      06/26/2003    Prepay  22 HEP - Fixed    GSE      $899,592,366      7.35          345
1st Pay Date    07/25/2003            28 CPR - Arm      Group 2  $600,407,634      7.35          323
-----------------------------

-------------------------------------------------------------------------------
Tranche                              Principal        Avg
Name      Rating     Balance           Window         Life          Dur
-------------------------------------------------------------------------------
A-1       AAA        773,649,000    07/03 - 04/11     2.71         2.62
A-2       AAA        516,351,000    07/03 - 04/11     2.95         2.86
M-1       AA          78,750,000    08/06 - 04/11     5.21         4.91
M-2       A           60,000,000    07/06 - 04/11     5.20         4.74
M-3       BBB+        33,750,000    07/06 - 04/11     5.18         4.50
B         BBB         15,000,000    07/06 - 04/11     5.00         4.29


Fees
----
Mortgage Insurance         0.527% (Pool Weighted Average)
Servicing Fee              0.500%
Trustee Fee                0.004%

Indices
-------
1 Mo Libor                 1.3100
6 Mo Libor                 1.2500
1 Yr. CMT                  1.2200

Assumed
-------
AAA                         86.00
AA                           5.25
A                            4.00
BBB+                         2.25
BBB                          1.00
Initial OC                   1.50
Target OC                    1.50


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), memberNYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derivedfrom sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in thisreport represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold,or sell a position on the securities mentioned herein.